







ANNUAL REPORT OF FINANCIAL CONDITION AS OF DECEMBER 31, 2013





BOSTON PRIVATE BANK & TRUST COMPANY

BostonPrivateBank.com



BOSTON • SAN FRANCISCO • SAN JOSE • LOS ANGELES

WE ARE RE-DEFINING THE ROLE OF WEALTH MANAGEMENT AND PRIVATE BANKING.



"Today, more people than ever have complex personal and business financial needs."

Dear Friend,

I am pleased to report that Boston Private Bank & Trust had a very positive and eventful year in 2013 as we continued our mission to become the premier wealth management and private banking company in Boston, San Francisco, San Jose and Los Angeles.

We finished the year as a financially stronger bank. Our net income of $64.6 million represents a 26% increase over last year, driven by strong new business growth in all areas, continued credit improvement and expense control. The Bank's balance sheet ended the year at $6.25 billion, in line with last year due to the sale of the Pacific Northwest offices in May 2013. Total loans were up 6% from last year, and deposits were up 4% to $5.2 billion. Assets under management ended the year at $4.6 billion, a 16% increase from last year.

The Bank also continued our commitment to invest in the important California markets. We expanded our San Francisco office and opened a new San Jose office to better serve clients, venture capital firms and private equity firms in Silicon Valley. In the Los Angeles market, we added new offices in Westlake Village and Pasadena, significantly expanding our presence. Our growth strategy was driven by the opportunity to offer our integrated wealth management and private banking model to prospective clients in three of America's largest and most affluent markets.

The Bank also remained committed to the communities we serve, providing financing for affordable housing, first-time homebuyers, economic development, social services, community revitalization and small businesses. We are proud to have maintained our "outstanding" Community Reinvestment Act rating by the FDIC and to have been voted "The Most Admired Financial Institution" in a 2013 survey by the *Boston Business Journal.*

Today, more people than ever have complex personal and business financial needs that deserve the uncompromising individual attention and expertise that distinguishes Boston Private Bank. Our clients are men and women in all walks of life: individuals, families, business owners, entrepreneurs, private partnerships and nonprofit organizations. I'm proud that we are able to make such a valuable difference in their financial lives.

In the year ahead, we will remain focused on improving our clients' financial lives and pursuing opportunities for profitable growth in all our markets. On behalf of everyone at Boston Private Bank, I thank you for your trust and support. We always welcome your comments and suggestions.

Sincerely,



Mark D. Thompson
CEO & President

ASSETS TOTALED $6.25 BILLION

in line with last year due to the sale of the Pacific Northwest offices in May 2013.

NET INCOME ENDED 2013 AT $64.6 MILLION

an increase of 26% from last year.

CAPITAL CONTINUED TO STRENGTHEN

with the Bank's Tier I Leverage Ratio increasing to 9.27% compared to 8.73% last year.

ASSETS UNDER MANAGEMENT GREW TO $4.6 BILLION

an increase of $624 million, or 16% compared to 2012.

DEPOSITS GREW TO $5.2 BILLION

an increase of $198 million, or 4% compared to last year.*

LOANS TOTALED $5.1 BILLION

an increase of $299 million, or 6% compared to last year.*

*These figures do not include deposits and loans held for sale as of December 31, 2012 in anticipation of the sale of the Pacific Northwest offices in May 2013.

BOSTON PRIVATE BANK OFFICES


BOSTON AREA
Beverly
Lexington
Cambridge
Boston
Brookline
Newton
Wellesley
Jamaica Plain
Hingham


SAN FRANCISCO/
SAN JOSE AREA
San
Francisco
Burlingame
San Mateo
Palo Alto
Los Altos
San Jose


LOS ANGELES AREA
Granada Hills
Burbank
Encino
Westlake Village
Pasadena
Santa Monica



POLICY GROUP

Front Row, Left to Right: *Pilar Pueyo, Anne L. Randall, Mark D. Thompson, Gisela A. LoPiano, John J. Sullivan*

Second Row, Left to Right: *James C. Brown, Jennifer M. Willis, W. Timothy MacDonald, George G. Schwartz*

Third Row, Left to Right: *Jeremy F. Parker, Gary L. Garber, Robert J. Nentwig*

Back Row, Left to Right: *Robert C. Buffum, Jr., Thomas K. Anderson*

BOSTON PRIVATE BANK & TRUST COMPANY

2013 ANNUAL REPORT OF FINANCIAL CONDITION

Boston Private Bank & Trust Company
CONDENSED BALANCE SHEETS

(Unaudited)
($ In Thousands)

	December 31, 2013	2012
ASSETS		
Cash and Cash Equivalents	$185,815	$305,093
Investment Securities	788,119	686,666
Loans Held for Sale	6,123	308,390
Commercial and Construction Loans	2,833,364	2,635,246
Residential Loans	2,032,294	1,906,089
Home Equity and Consumer Loans	246,662	272,279
Total Loans	5,112,320	4,813,614
Less: Allowance for Loan Losses	76,371	84,057
Net Loans	5,035,949	4,729,557
Other Assets	235,081	239,684
Total Assets	**$6,251,087**	**$6,269,390**
LIABILITIES & STOCKHOLDER'S EQUITY		
Deposits Held for Sale	$0	$194,084
Demand Deposits	1,331,712	1,352,367
NOW Accounts	473,993	482,647
Savings & Money Market	2,708,835	2,432,467
Certificates of Deposit	639,167	687,991
Total Deposits	5,153,707	4,955,472
Borrowings	469,607	524,440
Other Liabilities	54,347	51,234
Total Liabilities	5,677,661	5,725,230
Stockholder's Equity	573,426	544,160
Total Liabilities & Stockholder's Equity	**$6,251,087**	**$6,269,390**

Boston Private Bank & Trust Company
CONDENSED STATEMENTS OF INCOME

(Unaudited)
($ In Thousands)

	Year Ended December 31, 2013	2012
Interest Income	$203,088	$223,215
Interest Expense	24,889	33,955
Net Interest Income	178,199	189,260
Provision (Credit) for Loan Losses	(10,000)	(3,300)
Net Interest Income after Provision	188,199	192,560
Investment Management Fees	26,550	23,645
Gain on Sale of Pacific Northwest Offices	10,574	0
Banking Fees and Other Income	11,877	10,723
Operating Expenses	139,876	149,815
Income Before Income Taxes	97,324	77,113
Income Tax Expense	32,696	25,901
Net Income	**$64,628**	**$51,212**

Boston Private Bank & Trust Company
SELECTED FINANCIAL DATA

(Unaudited)
($ In Thousands)

	At and for the Year Ended December 31, 2013	2012
Assets Under Management	$4,565,000	$3,941,000
Return on Average Equity	11.59%	9.81%
Net Interest Margin	3.13%	3.33%
Allowance for Loan Losses/ Total Loans*	1.49%	1.75%
Tier I Leverage Capital Ratio	9.27%	8.73%

On May 10, 2013, Boston Private Bank completed the sale of its three Pacific Northwest offices. The financial impact of the sale is included in the financial statements above.
This statement has not been reviewed, or confirmed for accuracy or relevance, by the Federal Deposit Insurance Corporation.

POLICY GROUP

Mark D. Thompson
CEO & President

Thomas K. Anderson, CFA
Senior Vice President
Chief Investment Officer

James C. Brown
Executive Vice President
Director of Commercial Banking
and Credit Management

Robert C. Buffum, Jr.
Senior Vice President
Chief Credit Officer

Gary L. Garber
Senior Vice President
Chief Information Officer

Gisela A. LoPiano
Senior Vice President
Chief Lending Officer, East Coast

W. Timothy MacDonald, CFA
Executive Vice President
Chief Risk Officer

Robert J. Nentwig
Senior Vice President
Chief Lending Officer, West Coast

Jeremy F. Parker
Senior Vice President
Treasurer

Pilar Pueyo
Senior Vice President
Director of Human Resources

Anne L. Randall
Executive Vice President
Chief Financial &
Administrative Officer

George G. Schwartz
Executive Vice President
Chief Operating Officer

John J. Sullivan
Executive Vice President
Director of Wealth
Management and Trust

Jennifer M. Willis
Senior Vice President
Director of Marketing

OUR OFFICES

BOSTON AREA OFFICES

Headquarters/Boston Office
Ten Post Office Square
Boston, Massachusetts 02109
Telephone: 617-912-1900

Back Bay Office
500 Boylston Street
Boston, Massachusetts 02116
Telephone: 617-912-4500

Beverly Office
57 Enon Street, Route 1A
Beverly, Massachusetts 01915
Telephone: 978-922-8000

Brookline Office
1295A Beacon Street
Brookline, Massachusetts 02446
Telephone: 617-739-0002

Hingham Office
7 Central Street
Hingham, Massachusetts 02043
Telephone: 781-740-2405

Jamaica Plain Loan Center
401c Centre Street
Jamaica Plain, Massachusetts 02130
Telephone: 617-524-6050

Kendall Square Office
One Cambridge Center
Cambridge, Massachusetts 02142
Telephone: 617-646-4800

Lexington Office
1666 Massachusetts Avenue
Lexington, Massachusetts 02420
Telephone: 617-912-3600

Newton Centre Office
1223 Centre Street
Newton, Massachusetts 02459
Telephone: 617-646-4850

Prudential Center Office
800 Boylston Street
Boston, Massachusetts 02199
Telephone: 617-912-7300

Seaport Office
157 Seaport Boulevard
Boston, Massachusetts 02210
Telephone: 617-646-4880

Wellesley Office
336 Washington Street
Wellesley, Massachusetts 02481
Telephone: 781-707-7700

SAN FRANCISCO BAY AREA OFFICES

Burlingame Office
1440 Chapin Avenue
Burlingame, California 94010
Telephone: 650-375-6000

Los Altos Office
345 S. San Antonio Road
Los Altos, California 94022
Telephone: 650-917-4600

Palo Alto Office
420 Cowper Street
Palo Alto, California 94301
Telephone: 650-463-8700

San Francisco Office
433 California Street
San Francisco, California 94104
Telephone: 415-402-5900

San Jose Office
60 South Market Street, Suite 100
San Jose, California 95113
Telephone: 408-606-9320

San Mateo Office
160 Bovet Road
San Mateo, California 94402
Telephone: 650-378-3700

LOS ANGELES AREA OFFICES

Burbank Office
333 N. Glenoaks Boulevard
Burbank, California 91502
Telephone: 818-842-9191

Encino Office
16000 Ventura Boulevard
Encino, California 91436
Telephone: 818-501-1700

Granada Hills Office
10820 Zelzah Avenue
Granada Hills, California 91344
Telephone: 818-832-3800

Pasadena Office
345 East Colorado Boulevard
Pasadena, California 91101
Telephone: 626-421-7110

Santa Monica Office
520 Broadway
Santa Monica, California 90401
Telephone: 310-899-2620

Westlake Village Office
971 South Westlake Boulevard
Westlake Village, California 91361
Telephone: 805-230-2778

BOSTON PRIVATE BANK & TRUST COMPANY
BostonPrivateBank.com